SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

               DIVERSIFIED RESOURCES GROUP, INC.

             (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)   Title of each class of securities to which transaction applies: N/A

          (2)   Aggregate number of securities to which transaction applies: N/A

          (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:  N/A

          (4)   Proposed maximum aggregate value of transaction:  N/A

          (5)   Total fee paid:  $0.

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DIVERSIFIED RESOURCES GROUP, INC.

355 Interstate Boulevard
Sarasota, Florida 34240
 (941) 923-1949

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished to the stockholders in connection with the solicitation of proxies by the Board of Directors of Diversified Resources
Group, Inc., a Utah corporation (the "Company" or "Diversified"), to be voted at the special meeting of stockholders of the Company (the "Meeting"). The Meeting is to be held at the Company's hangar at 1389 General Aviation Drive, Melbourne,
Florida, 32935 on Thursday, February 28, 2002, at 10:00 o'clock a.m., Eastern
Daylight Time. The accompanying Notice of Special Meeting of Stockholders, this
Proxy Statement and the enclosed Form of Proxy are first being mailed to stockholders on or about February 18, 2002.

The Company's Board of Directors has unanimously resolved to adopt the following resolutions, which will also be submitted to the Company's stockholders at the
Meeting:

        1. To increase the authorized capital from 100,000,000 shares of common stock to 750,000,000 shares of common stock.

        2. To authorize the Board of Directors to change the name of the Company to
AeroGroup Incorporated.

APPROXIMATE MAILING DATE FEBRUARY 18, 2002

The cost of preparing, printing and mailing each of these documents and of the solicitation of proxies by the Company will be borne by the Company.
Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's $0.005 par value common stock and will reimburse such parties for their related reasonable and customary charges or expenses. The estimated expense of this solicitation is approximately $2,500.

THE BOARD OF DIRECTORS RECOMMEND A VOTE IN FAVOR OF THE AFOREMENTIONED PROPOSALS.

OUTSTANDING SHARES, VOTING AND PROXIES

Record Date and Outstanding Shares.

The Board of Directors has fixed February 6, 2002, as the record date for the determination of holders of common stock entitled to notice of and to vote at the Meeting. The preferred stock is non-voting. At the close of business on that date, there were 76,887,478 shares of common stock outstanding and entitled to vote. Holders of common stock will be entitled to one vote per share held and are not entitled to cumulative voting regarding any proposal being submitted at the Meeting.

Proxies and Revocability of Proxies.

The enclosed Proxy is being solicited by the Board of Directors for use at the
Meeting and any adjournments thereof and will not be voted at any other meeting.
All proxies that are properly executed, received by the Company prior to or at the Meeting and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the President of the Company, at or before the taking of the vote at the
Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent Proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii)
attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to Diversified Resources Group, Inc., 355
Interstate Boulevard, Sarasota, Florida 34240, Attention: Mark Daniels,
President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

Quorum and Voting.

The presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the purpose of effecting a reverse split of the outstanding preferred stock as provided herein, effecting a reverse split of the common stock as provided herein, to increase the Company's authorized common stock capital and to grant authority to the Company's Board of Directors to change the Company's name to conform with the name or names of any company acquired by or any industry that the Board of Directors determines that the
Company should engage in. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of all matters to be voted upon as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Meeting. Management knows of no other matter that is anticipated to be presented to the Meeting.

Under applicable law, if a quorum of the class of common stock is present at the
Meeting, the plurality of votes cast in favor of a proposal shall be sufficient to adopt, ratify and approve a Proposal; however, to effect the amendments to the Articles of Incorporation of the Company, the increase in authorized capital of the common stock and the authority to change the Company's name, a vote in person or by proxy of stockholders owning a majority of the shares entitled to vote at the Meeting is required.

Mark Daniels, the Company's President, owns 50,500,000 shares or 65.7% of the presently outstanding common voting securities of the Company, and intends to vote in favor of all Proposals. No other votes are required or necessary to approve these Proposals.

DISSENTERS' RIGHTS OF APPRAISAL

The Utah Revised Statutes do not provide for dissenters' rights with respect to the Proposals being presented at the Meeting.

PROPOSAL 1- TO INCREASE THE AUTHORIZED CAPITAL FROM 100,000,000 SHARES OF COMMON
STOCK TO 750,000,000 SHARES OF COMMON STOCK, WHILE RETAINING THE 1,000,000
AUTHORIZED PREFERRED STOCK.

Management believes this capitalization will give the Company greater flexibility. Management recommends a vote in favor of this Proposal. The increase in authorized shares was necessitated by a need for further financing to acquire airplanes and to fund initial operations as a result of the recent
AeroGroup acquisition (see Changes in Control).

PROPOSAL 2- AUTHORIZE THE BOARD OF DIRECTORS TO FILE AN AMENDMENT TO THE
COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO
AEROGROUP INCORPORATED.

The principal purpose of this Proposal is to change the name to reflect the industry in which we now conduct business operations. Management also recommends a vote in favor of this Proposal. The Board of Directors and a majority of shareholders have approved a change of name of the Company to AeroGroup
Incorporated. This reflects a change in direction from the historic business of the Company into aeronautical defense support and training services for the
United States Military. The change in direction was a result of the Company's recent acquisition of AeroGroup International Corporation on January 30, 2002,
which has been documented in an 8-K filing with the Securities and Exchange
Commission's EDGAR system.

INTEREST OF MANAGEMENT IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee to become a director, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be submitted to a vote of the stockholders at the Meeting, which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in the
Company.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth the share holdings of management and those persons who own more than five percent of the Company's Common Stock: To the knowledge of management and based upon a review of the stock ledger maintained by Diversified's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of
Diversified's common stock following the closing of the Plan, and the share holdings of the new members of management:

Name                      Positions Held           Shares Owned           %

Vikki C. Cook              Shareholder               5,856,186           7.6%

Mark Daniels               President/Director        50,500,000         65.7%

Christopher R. Beck        Director                  0                     0%

Fred Daniels               Director                  0                     0%

Victor Miller              Director                  0                     0%

TOTALS:                                              56,356,186         73.3%

Changes in Control.

On January 30, 2002 Diversified entered into an Agreement and Plan of Exchange
(the "Agreement" or the "Plan") with Mark Daniels ("Mr. Daniels"). Effective
January 30, 2002, in accordance with the Agreement, Diversified Resources Group,
Inc. ("Diversified") acquired all of the outstanding stock of AeroGroup
International Corporation, a Florida corporation ("AeroGroup"), in exchange for common stock of Diversified, and Mr. Daniels acquired control of Diversified.
Pursuant to the Agreement, Mr. Daniels has the present right to appoint a majority of the directors of Diversified.

The consideration paid by Mr. Daniels for his controlling interest in
Diversified was 100% of the issued and outstanding common stock of AeroGroup, which Mr. Daniels owned prior to the transaction. After consummation of the transaction, Mr. Daniels owns directly 50,500,000 shares, or 65.7%, of
Diversified's outstanding common stock. In addition, pursuant to the Agreement,
Mr. Daniels was appointed president and chairman of the board of Diversified and has the present right to appoint a majority of the directors of Diversified.

If AeroGroup meets all of the performance milestones provided for in the
Agreement, with Diversified, Mr. Daniels will own 400,00,000 shares of
Diversified's common stock, potentially representing 80.0% of the outstanding common stock.

AeroGroup is a Florida Aeronautical/defense start-up company organized for the principal purpose of providing airplanes and pilots to the United States Armed
Forces for training exercises and other support functions. Under the Agreement,
Diversified acquired all of the outstanding common stock of AeroGroup , and
Diversified issued 50,500,000 shares of its common stock to Mr. Daniels. In addition, 349,500,000 shares will be released to Mr. Daniels upon the achievement of certain milestones relating to the acquisition of airplanes and achievement of certain forecasted financial performance levels.

In addition, Tampa Bay Financial, Inc., a Florida corporation affiliated with
Diversified prior to the transaction, has agreed, it will provide $1,500,000 in financing to Diversified by the purchase of 50,500,000 restricted shares of
Diversified's common stock. Tampa Bay Financial is obliged to purchase the stock under a promissory note requiring the achievement of milestones relating to the acquisition of airplanes that will result in the release to Mr. Daniels of additional stock under the Agreement.

The combination of these entities was treated as a reverse merger for accounting purposes, with AeroGroup becoming a wholly-owned subsidiary of the Registrant on closing.

By virtue of (i) the percentage of Diversified acquired under the Plan by the
AeroGroup Stockholder; (ii) the provisions of the Plan that provided for the election of the AeroGroup Stockholder to the Board of Directors and as the CEO
of Diversified; and (iii) the granting to the AeroGroup Stockholder of an irrevocable proxy to vote the shares of the Registrant owned by Mr. Daniels, who may be deemed to be the beneficial owner of 65.7% of the post-Plan outstanding securities of Diversified, on all matters that relate to the technical development, manufacturing and marketing of any products covered by the operating leases for aircraft that were the sole assets of AeroGroup, this Plan may be deemed to have involved a "change of control," even though Mr. Carl L.
Smith remains as one of the five present directors of Diversified.

The source of the consideration used by the AeroGroup Stockholder to acquire his interest in Diversified was the exchange of 100% of the outstanding securities of AeroGroup.

The basis of the "control" by the AeroGroup Stockholder is stock ownership, and his services as a member of the Board of Directors and as the CEO of Diversified
and appointment of the other three directors.

VOTE REQUIRED FOR APPROVAL

A majority of the outstanding common voting securities of the Company constitutes a quorum for the transaction of business at any Meeting. Under applicable law, if a quorum is present at the Meeting, the plurality of votes cast in favor of the Proposals shall be sufficient to adopt, ratify and approve the Proposals; however, to effect an amendment to the Articles of Incorporation of the Company, a vote in person or by proxy of stockholders owning a majority of the shares entitled to vote at the Meeting is required.

OTHER MATTERS

The Board of Directors of the Company is not aware of any business other than the aforementioned Proposals that will be presented for consideration at the
Meeting. If other matters properly come before the Meeting, it is the intention of the person or persons named in the enclosed Proxy to vote thereon in accordance with his/their best judgment.

By Order of the Board of Directors

February 18, 2002                     Mark Daniels
Sarasota, Florida                     Director and President

APPENDIX "A"

PROXY
FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
DIVERSIFIED RESOURCES GROUP, INC.
TO BE HELD THURSDAY, FEBRUARY 28, 2002

By completing and returning this Proxy to Diversified Resources Group, Inc. (the
"Company"), you will be designating Mark Daniels, the President of the Company, to vote all of your shares of the Company's Common Stock as indicated below, or you may insert the name of any other person here:

_________________________________________________

Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and return to the Company in the enclosed self-addressed, envelope.

Matters of business are as follows:

PROPOSAL 1- TO INCREASE THE AUTHORIZED CAPITAL FROM 25,000,000 SHARES OF COMMON
STOCK TO 750,000,000 SHARES OF COMMON STOCK, WHILE RETAINING THE 1,000,000
AUTHORIZED PREFERRED STOCK.

                 YES       NO        ABSTAIN

                 ____     ____       _____

PROPOSAL 2 - AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY'S ARTICLES OF
INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO AEROGROUP INCORPORATED

                  YES      NO        ABSTAIN

                 ____     ____       _____

The undersigned hereby acknowledges receipt of the Company's Definitive Proxy
Statement dated February 18, 2002, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of
Common Stock represented in this Proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

Dated:  ____________, 2002          _________________________________
                                    Name of stockholder (Please print legibly)

Number of shares:  ____________     _________________________________
                                    Signature

This Proxy is being solicited by, and the above-referenced Proposals are being proposed by, the Board of Directors of the Company. The Proposals to be voted on are not related to or conditioned on the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

As of February 6, 2002, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a Proxy that is executed and returned to the Company, it will be voted "FOR" the Proposals set forth above.
Unless indicated below, by completing and returning this Proxy, the stockholder grants to Mr. Daniels the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

____ Withhold discretion to vote on any other matter presented at the Meeting.

APPENDIX B

DIVERSIFIED RESOURCES GROUP, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 28, 2002

TO ALL STOCKHOLDERS:

NOTICE is hereby given that a special meeting of the stockholders of Diversified
Resources Group, Inc., a Utah corporation (the "Company"), will be held at the
Company's hangar at 1389 General Aviation Drive, Melbourne, Florida, 32935, on
Thursday, February 28, 2002, at 10:00 a.m. Eastern Daylight Time, (hereinafter, the "Meeting").

The Meeting will be held for the following purposes:

        1. To increase the authorized capital from 100,000,000 shares of common stock to 750,000,000 shares of common stock, while retaining the 1,000,000 authorized preferred stock.

        2. To authorize the Board of Directors to amend the Company's Articles of
Incorporation to change its name to conform with the business or industry that the Board of Directors determines to engage in or conforms with the name or names of any properties or businesses acquired by the Company.

        3. To transact any other business that may properly come before the
Meeting.

As of the date of this Notice, the Board of Directors of the Company is not aware of any other business to come before the Meeting.

Only stockholders of record at the close of business on February 18, 2002, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Please complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may revoke the Proxy and vote personally on all matters brought before the Meeting.

Mr. Daniels owns 50,500,000 shares or 65.7% of the presently  outstanding common voting securities of the Company, and intends to vote in favor of all Proposals.
No other votes are required or necessary to approve these Proposals.

By Order of the Board of Directors

Mark Daniels
President and Director

February 18, 2002
Sarasota, Florida